EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW
Overview
Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on newly originated residential mortgage loans purchased by Redwood Residential Acquisition Corporation. The review included a total of 721 newly originated residential mortgage loans, in connection with the securitization identified as SEMT 2026-INV1 (the “Securitization”). The Review was conducted from October 2021 through December 2025 on mortgage loans originated between September 2021 and November 2025.
Scope of Review
Credit Review
Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.
The Credit Review attempted to confirm the following:
a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report
b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.
Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule
i.	Pricing Thresholds:
a.	Pricing for First Lien Loans:
i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.
b.	Pricing for Subordinate Lien Loans:
i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.
c.	Pricing for Manufactured Homes:
i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.
ii.	Consider Income and Assets:
o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan);
o	The consumer’s debt obligations, alimony, child support; and
o	The monthly DTI or residual income.
iii.	Verification of Income and Assets:
a.
Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:
i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review
 Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.  The Compliance Review included the following:
a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High-Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and HighCost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording
The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.  Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.
Valuation Review
 Consolidated Analytics performed a “Valuation Review,” which included the following:
a.
Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

m.
Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guideline from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.
For loans reviewed in a post-close valuation review scenario (721 loans in total):
Three (3) loans had a Secondary Appraisal, one hundred seventy-two (172) loans had an AVM, and one hundred seventy-three (173) loans had a Desktop Review.
If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed.  There were zero (0) occurrences of this.
Four (4) loans had a Field Review or BPO, zero (0) loans had a Second Desk Review, and zero (0) loans had a Full Appraisal Review.
Product totals may not sum due to multiple products for each loan
TAPE INTEGRITY REVIEW RESULTS SUMMARY
Of the seven hundred twenty-one (721) mortgage loans reviewed, two hundred ninety-eight (298) unique mortgage loans (41.33% by loan count) had a total of four hundred seventy-one (471) discrepancies across twenty-eight (28) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Occupancy	131	27.81%
Property Zip Code	76	16.14%
Total Qualified Assets Post-Close	65	13.80%
Subject Property Type	58	12.31%
Property Attachment Type	40	8.49%
Number of Units	24	5.10%
Cash out Include Debt Paid at Close	14	2.97%
Refinance Purpose	9	1.91%
Total Monthly Property Insurance Amount	9	1.91%
Property Type	8	1.70%
Qualifying FICO	6	1.27%
Property Value	4	0.85%
Escrow Flag	3	0.64%

Total Closing Costs	3	0.64%
Borrower 2 Last Name	3	0.64%
Borrower 2 First Name	3	0.64%
Initial Monthly P&I Or IO Payment	2	0.42%
Borrower 1 FTHB	2	0.42%
Pricing Doc Type	2	0.42%
Borrower 2 Self-Employment Flag	1	0.21%
Primary Appraised Property Value	1	0.21%
Borrower 2 SSN	1	0.21%
Borrower 1 Self-Employment Flag	1	0.21%
Borrower 1 SSN	1	0.21%
Qualifying Interest Rate	1	0.21%
Loan Amount	1	0.21%
Borrower 1 Marital Status	1	0.21%
Sales Price	1	0.21%
Grand Total	471	100.00%

Summary of Results
OVERALL RESULTS SUMMARY
Final Loan Grades
Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	595	$253,604,550.60	82.52%
Event Grade B	126	$45,272,288.00	17.48%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	721	$298,876,838.60	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	665	92.23%
Event Grade B	56	7.77%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	721	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	664	92.09%
Event Grade B	57	7.91%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	721	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	691	95.84%
Event Grade B	30	4.16%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	721	100.00%

Exception Category Summary
The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	289
		HMDA Data Tape Not Provided	142
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	38

Borrower 1 Credit Report is Incomplete	34
Income and Employment Do Not Meet Guidelines	20
Audited DTI Exceeds AUS DTI	18
HO6 Master Insurance Policy is Missing	17
The Total Hazard Coverage is LESS than the Required Coverage Amount	11
Asset Qualification Does Not Meet Guideline Requirements	9
Rent Loss Insurance Missing	8
Borrower 1 3rd Party VOE Prior to Close Missing	7
Property is located in a FEMA disaster area	7
Missing VOM or VOR	6
Audited Reserves are less than AUS Required Reserves (Dollar Amount)	5
Missing letter of explanation	4
Purchase Contract is Missing	4
Purchase is not considered to be an Arm's Length Transaction	4
Audited DTI Exceeds Guideline DTI	4
The Final 1003 is Missing	4
AUS Partially Provided	4
Missing US Patriot Act Disclosure or ID	4
Hazard Insurance Policy is Missing	3
The Initial 1003 is Missing	3
Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	3
Borrower 1 Photo Identification not provided	3
Hazard Insurance Effective Date is after the Disbursement Date	3
PUD Rider is Missing	3
HO-6 Insurance Policy is Missing	3
Housing History Does Not Meet Guideline Requirements	3
Title Coverage is Less than Subject Lien	3
Borrower 1 Business Tax Returns Missing	2
ATR Risk	2
Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	2
Missing income documentation	2
ATR: Current Employment Not Verified	2
Borrower 1 Personal Tax Returns Missing	2
Borrower 1 Executed 4506-T Missing	2

Missing Letter of Explanation (Assets)	2
Third Party Fraud Report not Provided	2
Asset 2 Does Not Meet Guideline Requirements	2
Audited Reserves are less than AUS Required Reserves (Number of Months)	2
Borrower 2 Executed 4506-T Missing	2
Audited AUS Interested Party Contribution Exceeds Guideline Program Maximum	2
Borrower 2 Photo Identification not provided	2
Asset General	2
Borrower Liabilities Verification Indicator is Partial	2
DTI Exceeds AUS Maximum Allowable	2
Flood Insurance Policy Missing	2
Transmittal Summary is Missing	2
Borrower 2 Tax Returns Not Signed	1
Borrower 1 WVOE Missing	1
The Deed of Trust is Incomplete	1
Asset 3 Does Not Meet Guideline Requirements	1
Mortgage history for primary residence less than 12 months	1
Fraud Report Shows Uncleared Alerts	1
CoBorrower Employment Verification does not meet guidelines	1
Guideline Seasoning not Met	1
Balance Sheet Does Not Meet Guidelines	1
Audited HCLTV Exceeds AUS HCLTV	1
Borrower 2 Credit Report is Incomplete	1
Borrower 1 Credit Report is Missing	1
AUS Not Provided	1
Hazard Insurance Policy is Partial	1
Purchase Contract is Incomplete	1
Audited Interested Party Contribution Exceeds Guideline Program Maximum	1
Satisfactory Chain of Title not Provided	1
Borrower 1 IRS Transcripts Missing	1
CoBorrower Income Verification does not match Approval	1
Borrower 1 Lease Agreements Missing	1
ULI Number on URLA does not match ULI Number provided by the Lender	1
Borrower 1 Paystubs Missing	1

	Borrower 1 YTD Profit & Loss Missing	1
	Income 1 Months Income Verified is Missing	1
	Asset 4 Does Not Meet Guideline Requirements	1
	Income 5 Months Income Verified is Missing	1
	Mortgage Insurance Cert Missing	1
	Audited LTV Exceeds AUS LTV	1
	No evidence of required debt payoff	1
	Missing Closing/Final Verbal VOE	1
	Audited CLTV Exceeds AUS CLTV	1
	Missing Credit Report Supplement	1
	Business Purpose Affidavit/Disclosure Missing	1
	Missing evidence tax return extension was filed.	1
	CoBorrower Employment Verification Level is Missing	1
	Missing final HUD-1 from sale of non-subject property	1
	SCIF Document Missing	1
	ATR: Reasonable Income or Assets Not Considered	1
	The Final 1003 is Incomplete	1
	Borrower 1 Tax Returns Not Signed	1
	Condo Rider is Missing	1
	Borrower 1 W2/1099 Missing	1
	Title Policy is Missing	1
	Missing Letter of Explanation (Credit)	1
	Asset 5 Does Not Meet Guideline Requirements	1
	Missing Property Tax Cert	1
	Executed HELOC closure letter not provided.	1
	Verification of Borrower Liabilities Missing or Incomplete	1
	FEMA Declared Disaster - For Information Only	1
	Asset 1 Expired	1
	Flood Certificate is Missing	1
	Total Credit Grade (A) Exceptions:	755
B	Asset Qualification Does Not Meet Guideline Requirements	14
	Borrower 1 W2/1099 Missing	6
	Borrower 1 Paystubs Missing	6
	Title Coverage is Less than Subject Lien	6
	Income and Employment Do Not Meet Guidelines	5
	Audited LTV Exceeds Guideline LTV	4
	Borrower 2 Paystubs Missing	3

		Audited DTI Exceeds Guideline DTI	3
		Loan does not conform to program guidelines	2
		Audited CLTV Exceeds Guideline CLTV	1
		Asset 3 Expired	1
		Audited Loan Amount is less than Guideline Minimum Loan Amount	1
		Income 2 Months Income Verified is Missing	1
		Asset 2 Does Not Meet Guideline Requirements	1
		Borrower has less than 2 FICO scores and does not meet minimum required to be scored.	1
		Borrower 2 Credit Report is Incomplete	1
		Hazard Insurance Effective Date is after the Note Date	1
		Audited FICO is less than Guideline FICO	1
		Rent Loss Coverage Not Sufficient	1
		Audited DTI Exceeds AUS DTI	1
		Missing VOM or VOR	1
		Audited Reserves are less than AUS Required Reserves (Dollar Amount)	1
		Missing Lease Agreement	1
		AUS Partially Provided	1
		Purchase is not considered to be an Arm's Length Transaction	1
		Borrower 1 3rd Party VOE Prior to Close Missing	1
		The Final 1003 is Incomplete	1
		Borrower 1 Credit Report is Incomplete	1
		Approval/Underwriting Summary Partially Provided	1
		Borrower 1 IRS Transcripts Missing	1
		Total Credit Grade (B) Exceptions:	70
Compliance	A	No Compliance Findings	184
		Charges That Cannot Increase Test	9
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	8
		Missing Initial Escrow Disclosure	7
		Qualified Mortgage Safe Harbor Threshold	6
		eSigned Documents Consent is Missing	4
		Escrow Waiver is Missing	4
		Charges That In Total Cannot Increase More Than 10% Test	3
		ATR/QM Status is Pending	3
		Missing QM/ATR Checklist	2
		Initial Closing Disclosure Delivery Date Test	2

Missing Required Affiliated Business Disclosure	2
Revised Loan Estimate Delivery Date Test (prior to consummation)	2
Regulation § 1026.43(c)(2)(vi) failure - The consumer's current debt obligations, alimony, and child support or other debt obligations were not confirmed and included in the DTI or excluded per lender guidelines.	1
Per Diem Interest Amount Test	1
NC Rate Spread Home Loan Test	1
Regulation §1026.43(e)(2)(vi) failure - The Qualified Mortgage calculated DTI is greater than 43.00%.	1
Qualified Mortgage Points and Fees Finding (12 CFR §1026.43(e)(3))	1
TRID Total of Payments Test	1
Higher-Priced Mortgage Loan Test	1
Final CD: Closing Date is missing or inaccurate	1
Cal. Civ. Code § 1799.91 - Cosigner Notice Disclosure was not provided (Disclosure Page v2)	1
Missing evidence of rate lock	1
Post-Consummation Cure Reimbursement and Revised Closing Disclosure Delivery Date Test	1
Missing HUD-1 Closing Statement	1
Initial HELOC Disclosure Missing	1
Final CD: Disbursement Date is missing or inaccurate	1
Initial Loan Estimate Delivery Date Test (from application)	1
Higher-Priced Mortgage Loan Required Escrow Account Test	1
Intent to Proceed is Missing	1
TRID: Missing Closing Disclosure	1
Lender Credits That Cannot Decrease Test	1
Lender QM Status not validated	1
Total Compliance Grade (A) Exceptions:	256

	B	Qualified Mortgage Safe Harbor Threshold	30
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	11
		Charges That Cannot Increase Test	10
		Charges That In Total Cannot Increase More Than 10% Test	4
		NC Rate Spread Home Loan Test	3
		TILA Finance Charge Test	1
		TRID Total of Payments Test	1
		Missing Initial Escrow Disclosure	1
		Total Compliance Grade (B) Exceptions:	61
Property	A	No Property Findings	251
		Third Party Valuation Product Not Provided within 10% Tolerance	173
		Property/Appraisal General	38
		Third Party Valuation Product not Provided	7
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	7
		Subject property appraisal is not on an as-is basis (Primary Value)	3
		HOA Questionnaire is Missing	3
		FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	2
		FEMA Post Disaster Inspection Report not Provided	1
		Appraisal is Missing	1
		Third Party AVM to appraised value exceeds 10% allowable variance	1
		Property Issue(s) are Present	1
		Condo Approval Missing	1
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	1
		Appraisal incomplete (missing map, layout, pages, etc.)	1
		Origination Appraisal is Partial	1
		Property Inspection Waiver Used at Origination	1
		Total Property Grade (A) Exceptions:	493
	B	Property Inspection Waiver Used at Origination	27
		Property/Appraisal General	4
		Total Property Grade (B) Exceptions:	31

Event Grade Definitions
Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B
The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.

C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A
The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

B
The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines.  The employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

C
The loan does not substantially meet the published guidelines.  There are not sufficient compensating factors that justify exceeding the published guidelines.  The employment, income, assets or occupancy are not supported and justifiable.  The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.

D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B
The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.

C
The loan violates one material law or regulation.  The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.

D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A
The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination.  The appraiser was appropriately licensed and used GSE approved forms.

B
The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller.  The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines.  The appraisal was performed on an "as-is" basis and the property is complete and habitable.  The appraiser was appropriately licensed and used GSE approved forms.

C
The value is not supported within 10% of the original appraisal.  The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines.  The property is in below “average” condition or the property is not complete or requires significant repairs.  The appraisal was not performed on an “as is” basis.  The appraiser was not appropriately licensed or did not use GSE approved forms.

D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.